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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2004

JACOBS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-88242	34-1959351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Main Street, Black Hawk, Colorado		80422
(Address of principal executive offices)

Registrant's telephone number, including area code 303-582-1117

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 10, 2004, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1. The Company has also announced that it held a conference call to discuss its financial results at 1 p.m. Eastern Time on November 11, 2004. The call was broadcast live and was available via replay for one week at (800) 289-0518, conference ID #995323, from Thursday November 11, 2004 at 4:00 p.m. Eastern Time until midnight Eastern Time on Thursday, November 18, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Filed herewith is the following:

Exhibit No.	Description
99.1	Jacobs Entertainment, Inc. press release dated November 10, 2004, announcing the company's financial results for the third quarter ended September 30, 2004 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.
Date: November 15, 2004	By:	/s/ STEPHEN R. ROARK Stephen R. Roark Chief Financial Officer

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  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE